UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 7, 2007

National Fuel Gas Company
__________________________________________
(Exact name of registrant as specified in its charter)

New Jersey	1-3880	13-1086010
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6363 Main Street, Williamsville, New York		14221
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	716-857-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On August 7, 2007, National Fuel Gas Company (the "Company") issued a press release regarding an agreement by its Exploration and Production unit, Seneca Resources Corporation ("Seneca"), to sell its Canadian subsidiary, Seneca Energy Canada Inc. ("SECI"). A copy of the press release is hereby incorporated by reference into this Item 8.01 and furnished as part of this Current Report as Exhibit 99.

Neither the furnishing of the press release as an exhibit to this Current Report nor the inclusion in such press release of any reference to the Company’s internet address shall, under any circumstances, be deemed to incorporate the information available at such internet address into this Current Report. The information available at the Company’s internet address is not part of this Current Report or any other report filed or furnished by the Company with the Securities and Exchange Commission.

Certain statements contained herein or incorporated by reference from the press release, including statements regarding earnings projections, statements designated with an asterisk ("*") and statements identified by the use of the words "anticipates," "estimates," "expects," "intends," "plans," "predicts," "projects," and similar expressions, are "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995. There is no assurance that the Company’s projections will in fact be achieved nor do these projections reflect any acquisitions or divestitures that may occur in the future. While the Company’s expectations, beliefs and projections are expressed in good faith and are believed to have a reasonable basis, actual results may differ materially from those in the forward-looking statement. Furthermore, each forward-looking statement speaks only as of the date on which it is made. In addition to other factors, the following are important factors that could cause actual results to differ materially from those discussed in the forward-looking statements: changes in economic conditions, including economic disruptions caused by terrorist activities, acts of war or major accidents; physical damage or alteration to the assets of SECI that would have a material adverse effect on the aggregate value of those assets; significant closing adjustments to the purchase price; changes in the exchange rate between Canadian and U.S. dollars; changes in the availability and/or price of derivative financial instruments; governmental/regulatory actions, initiatives and proceedings; ability to obtain any necessary governmental approvals or permits; delays in closing the transaction; significant changes in tax rates or policies; changes in accounting principles or the application of such principles to the Company; or the cost and effects of legal and administrative claims against SECI, Seneca or the Company. The Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99 - Press Release issued August 7, 2007 regarding agreement to sell Canadian subsidiary

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Fuel Gas Company

August 8, 2007	By:	Paula M. Ciprich

Name: Paula M. Ciprich
Title: General Counsel

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Exhibit Index

Exhibit No.	Description

99	Press Release issued August 7, 2007 regarding agreement to sell Canadian subsidiary